Exhibit 99.1

UNAUDITED SUPPLEMENTAL PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following is being furnished to make available certain quarterly pro forma financial information. Perspecta Inc. ("Perspecta") believes that this information could be helpful to the financial community in understanding the recent historical performance of the component organizations of Perspecta and assessing the underlying trends and seasonality in the business.

Basis of Presentation
On May 31, 2018, DXC Technology Company ("DXC") completed the spin-off of its U.S. Public Sector business ("USPS") held by Perspecta (the "Spin-Off"), and combination with Vencore Holding Corp. and KGS Holding Corp. (the “Mergers”) pursuant to an Agreement and Plan of Merger dated October 11, 2017 (the “Merger Agreement”). To effect the Spin-Off, DXC distributed all of the shares of Perspecta common stock on a pro rata basis to the record holders of DXC common stock. Following the completion of the Spin-Off and Mergers, Perspecta, a Nevada Corporation, became a publicly traded company.
The following unaudited pro forma condensed combined financial information of Perspecta includes the unaudited pro forma condensed combined statements of operations for each of the quarters ended June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, after giving effect to the Spin-off and Mergers as described below. Unless otherwise noted, defined terms used shall have the meanings ascribed to them in the Information Statement attached as Exhibit 99.1 to Amendment No. 3 to Perspecta’s Registration Statement on Form 10, filed on April 30, 2018 (the "Registration Statement").
The following tables are intended to present our selected historical combined financial data. The historical combined financial statements of USPS have been “carved-out” from the combined and consolidated financial statements of DXC and reflect assumptions and allocations made by DXC related to purchase price allocation adjustments associated with the strategic combination of Computer Sciences Corporation and the Enterprise Services business unit of Hewlett Packard Enterprise Company on April 1, 2017. These adjustments are reflected in the results of operations for USPS for each of the quarters ended June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018.
USPS’s historical combined financial statements include all revenues and costs directly attributable to USPS and an allocation of expenses related to certain DXC corporate functions. The results of operations in the USPS historical combined financial statements do not necessarily include all expenses that would have been incurred by USPS had it been a separate, stand-alone entity. Actual costs that may have been incurred if USPS had been a stand-alone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees, and strategic decisions made in areas such as information technology and infrastructure. Consequently, USPS’s historical combined financial statements do not necessarily reflect what USPS’s financial condition and results of operations would have been had USPS operated as a stand-alone company during the periods presented.
In the following tables, financial data for "Vencore" includes the combined results of Vencore Holding Corp. and KGS Holding Corp.
The historical financial information has been adjusted in the pro forma condensed combined financial statements to give effect to events that are (i) directly attributable to the Spin-Off and the Mergers, (ii) factually supportable, and (iii) with respect to the pro forma condensed combined statements of operations, expected to have a continuing impact on the consolidated results of operations of Perspecta.
The pro forma condensed combined financial statements were prepared using the acquisition method of accounting with USPS considered the accounting acquirer of Vencore. Under the acquisition method of accounting, the purchase price is allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values, with any excess purchase price allocated to goodwill.
The adjustments included in the pro forma condensed combined financial statements are based upon currently available information and assumptions that management of Perspecta believes to be reasonable. These adjustments and related assumptions are described in the accompanying notes presented on the following pages.
The pro forma condensed combined financial statements are for informational purposes only and are not intended to represent or to be indicative of the actual results of operations or financial position that Perspecta would have reported had the Spin-Off and the Mergers been completed as of the dates set forth in the pro forma condensed combined financial statements, and should not be taken as being indicative of Perspecta’s future consolidated results of operations or financial position. The actual results may differ significantly from those reflected in the pro forma financial statements for a number of reasons, including differences between the assumptions used to prepare the pro forma financial statements and actual amounts.

PERSPECTA INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED JUNE 30, 2017

(in millions)	Historical USPS for the Three Months Ended June 30, 2017	Effect of Spin-off		Historical Vencore for the Three Months Ended June 30, 2017	Reclassifications	Effect of Mergers		Pro Forma Combined
Revenues	$676	$—		$343	$—	$—		$1,019

Costs and expenses:
Costs of services	525	—		287	(2)	(1)	A	809
Selling, general and administrative	46	—		22	—	1	B	69
Depreciation and amortization	37	—		8	—	18	C	63
Restructuring costs	3	—		—	2	—		5
Separation costs	11	(1)	D	—	—	—		10
Interest expense	2	13	E	21	—	(2)	E	34
(Gain) loss on pension plan	—	—		(2)	2	—		—
Debt extinguishment cost	—	—		4	—	—		4
Deferred contract costs	—	—		2	(2)	—		—
Other expense (income), net	—	—		—	—	—		—
Total costs and expenses	624	12		342	—	16		994

Income (loss) before taxes	52	(12)		1	—	(16)		25
Income tax expense (benefit)	20	(4)	F	4	—	(4)	F	16
Equity in net loss of affiliate	—	—		—	—	—		—
Net income (loss)	$32	$(8)		$(3)	$—	$(12)		$9

PERSPECTA INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017

(in millions)	Historical USPS for the Three Months Ended September 30, 2017	Effect of Spin-off		Historical Vencore for the Three Months Ended September 30, 2017	Reclassifications	Effect of Mergers		Pro Forma Combined
Revenues	$706	$—		$349	$—	$—		$1,055

Costs and expenses:
Costs of services	557	—		291	(3)	—	A	845
Selling, general and administrative	35	—		22	—	(5)	B	52
Depreciation and amortization	33	—		8	—	18	C	59
Restructuring costs	4	—		—	1	—		5
Separation costs	6	(1)	D	—	—	—		5
Interest expense	5	14	E	21	—	(3)	E	37
(Gain) loss on pension plan	—	—		(3)	3	—		—
Debt extinguishment cost	—	—		—	—	—		—
Deferred contract costs	—	—		1	(1)	—		—
Other expense (income), net	—	—		—	1	—		1
Total costs and expenses	640	13		340	1	10		1,004

Income (loss) before taxes	66	(13)		9	(1)	(10)		51
Income tax expense (benefit)	26	(4)	F	3	—	(3)	F	22
Equity in net loss of affiliate	—	—		1	(1)	—		—
Net income (loss)	$40	$(9)		$5	$—	$(7)		$29

PERSPECTA INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017

(in millions)	Historical USPS for the Three Months Ended December 31, 2017	Effect of Spin-off		Historical Vencore for the Three Months Ended December 31, 2017	Reclassifications	Effect of Mergers		Pro Forma Combined
Revenues	$722	$—		$349	$—	$—		$1,071

Costs and expenses:
Costs of services	550	—		288	(2)	28	A	864
Selling, general and administrative	51	—		35	—	(10)	B	76
Depreciation and amortization	46	—		7	—	18	C	71
Restructuring costs	3	—		—	1	—		4
Separation costs	27	(12)	D	—	—	—		15
Interest expense	—	12	E	20	—	—	E	32
(Gain) loss on pension plan	—	—		(2)	2	—		—
Debt extinguishment cost	—	—		—	—	—		—
Deferred contract costs	—	—		1	(1)	—		—
Other expense (income), net	—	—		—	—	—		—
Total costs and expenses	677	—		349	—	36		1,062

Income (loss) before taxes	45	—		—	—	(36)		9
Income tax expense (benefit)	(59)	—		(20)	—	(13)		(92)
Equity in net loss of affiliate	—	—		—	—	—		—
Net income (loss)	$104	$—		$20	$—	$(23)		$101

PERSPECTA INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2018

(in millions)	Historical USPS for the Three Months Ended March 31, 2018	Effect of Spin-off		Historical Vencore for the Three Months Ended March 31, 2018	Reclassifications	Effect of Mergers		Pro Forma Combined
Revenues	$715	$—		$343	$—	$—		$1,058

Costs and expenses:
Costs of services	523	—		276	(2)	(2)	A	795
Selling, general and administrative	50	—		27	—	(3)	B	74
Depreciation and amortization	51	—		7	—	19	C	77
Restructuring costs	4	—		—	1	—		5
Separation costs	46	(34)	D	—	—	—		12
Interest expense	5	13	E	20	—	(1)	E	37
(Gain) loss on pension plan	—	—		(2)	2	—		—
Debt extinguishment cost	—	—		—	—	—		—
Deferred contract costs	—	—		1	(1)	—		—
Other expense (income), net	—	—		—	—	—		—
Total costs and expenses	679	(21)		329	—	13		1,000

Income (loss) before taxes	36	21		14	—	(13)		58
Income tax expense (benefit)	4	6		3	—	(6)		7
Equity in net loss of affiliate	—	—		—	—	—		—
Net income (loss)	$32	$15		$11	$—	$(7)		$51

PERSPECTA INC.
UNAUDITED PRO FORMA COMBINED ADJUSTED EBITDA
FOR THE THREE MONTHS ENDED JUNE 30, 2017

Adjusted EBITDA is a non-GAAP financial measure and should be considered in addition to, but not as a substitute for, the information provided in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). A reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, is as follows.

(in millions)	Historical USPS for the Three Months Ended June 30, 2017	Effect of Spin-Off	Historical Vencore Three Months Ended June 30, 2017	Effect of Mergers	Pro Forma Combined
Net income (loss)	$32	$(8)	$(3)	$(12)	$9
Income tax expense (benefit)	20	(4)	4	(4)	16
Interest expense, net	2	13	21	(2)	34
Depreciation and amortization	37	—	8	18	63
EBITDA	91	1	30	—	122
Restructuring	3	—	—	2	5
Debt extinguishment costs	—	—	4	—	4
Transaction, separation and integration-related costs	11	(1)	1	(1)	10
Pension and OPEB actuarial and settlement losses	—	—	(2)	2	—
Stock-based compensation	1	—	(2)	2	1
NBIB adjustment	—	—	11	—	11
Adjusted EBITDA	$106	$—	$42	$5	$153

PERSPECTA INC.
UNAUDITED PRO FORMA COMBINED ADJUSTED EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017

Adjusted EBITDA is a non-GAAP financial measure and should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. A reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, is as follows.

(in millions)	Historical USPS for the Three Months Ended September 30, 2017	Effect of Spin-Off	Historical Vencore Three Months Ended September 30, 2017	Effect of Mergers	Pro Forma Combined
Net income (loss)	$40	$(11)	$5	$(5)	$29
Income tax expense (benefit)	26	(4)	3	(3)	22
Interest expense, net	5	16	21	(5)	37
Depreciation and amortization	33	—	8	18	59
EBITDA	104	1	37	5	147
Restructuring	4	—	—	1	5
Debt extinguishment costs	—	—	—	—	—
Transaction, separation and integration-related costs	6	(1)	4	(4)	5
Pension and OPEB actuarial and settlement losses	—	—	(3)	3	—
Stock-based compensation	—	—	1	(1)	—
NBIB adjustment	—	—	9	—	9
Adjusted EBITDA	$114	$—	$48	$4	$166

PERSPECTA INC.
UNAUDITED PRO FORMA COMBINED ADJUSTED EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017

Adjusted EBITDA is a non-GAAP financial measure and should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. A reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, is as follows.

(in millions)	Historical USPS for the Three Months Ended December 31, 2017	Effect of Spin-Off	Historical Vencore Three Months Ended December 31, 2017	Effect of Mergers	Pro Forma Combined
Net income (loss)	$104	$—	$20	$(23)	$101
Income tax expense (benefit)	(59)	—	(20)	(13)	(92)
Interest expense, net	—	12	20	—	32
Depreciation and amortization	46	—	7	18	71
EBITDA	91	12	27	(18)	112
Restructuring	3	—	—	1	4
Debt extinguishment costs	—	—	—	—	—
Transaction, separation and integration-related costs	27	(12)	5	(5)	15
Pension and OPEB actuarial and settlement losses	—	—	(2)	30	28
Stock-based compensation	3	—	5	(5)	3
NBIB adjustment	—	—	5	—	5
Adjusted EBITDA	$124	$—	$40	$3	$167

PERSPECTA INC.
UNAUDITED PRO FORMA COMBINED ADJUSTED EBITDA
FOR THE THREE MONTHS ENDED MARCH 31, 2018

Adjusted EBITDA is a non-GAAP financial measure and should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. A reconciliation of adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, is as follows.

(in millions)	Historical USPS for the Three Months Ended March 31, 2018	Effect of Spin-Off	Historical Vencore Three Months Ended March 31, 2018	Effect of Mergers	Pro Forma Combined
Net income (loss)	$32	$15	$11	$(7)	$51
Income tax expense (benefit)	4	6	3	(6)	7
Interest expense, net	5	13	20	(1)	37
Depreciation and amortization	51	—	7	19	77
EBITDA	92	34	41	5	172
Restructuring	4	—	—	1	5
Debt extinguishment costs	—	—	—	—	—
Transaction, separation and integration-related costs	46	(34)	4	(4)	12
Pension and OPEB actuarial and settlement losses	—	—	(2)	2	—
Stock-based compensation	2	—	—	—	2
NBIB adjustment	—	—	—	—	—
Adjusted EBITDA	$144	$—	$43	$4	$191

Results of Operations
The following adjustments are intended to reflect the operations of Perspecta as if the Spin-Off and Mergers occurred on April 1, 2017.

(A)	Costs of services were adjusted to conform the pension accounting policy of Vencore to that of USPS.

(B)	Selling, general and administrative expenses were adjusted as follows:

	Three Months Ended June 30, 2017	Three Months Ended September 30, 2017	Three Months Ended December 31, 2017	Three Months Ended March 31, 2017
Remove transaction costs (i)	$—	$(3)	$(4)	(2)
Remove management fees (ii)	(1)	(1)	(1)	(1)
Remove membership interest (iii)	2	(1)	(5)	—
Total adjustment to Selling, general and administrative expense	$1	$(5)	$(10)	$(3)

(i)
Represents costs paid to advisers, attorneys and other third parties directly related to the Mergers. Accordingly, transaction costs have been eliminated as these costs are directly attributable to the Mergers, but which are not expected to have a continuing impact on results of operations following the consummation of the Spin-Off and the Mergers.

(ii)
Represents removal of annual historical Veritas Capital Fund Management L.L.C. management fees paid by Vencore that are eliminated as they are not expected to have a continuing impact on the results of operations following the consummation of the Spin-Off and the Mergers.

(iii)
Represents the elimination of the mark-to-market impact of Vencore’s Class B/B-1 membership interests, which are not expected to have a continuing impact on the results of operations following the consummation of the Spin-Off and the Mergers.

(C)	Depreciation and amortization were adjusted to reflect the change in amortization expense associated with acquired intangible assets.

(D)
Separation costs include costs arising from the separation of USPS from its parent, DXC, as part of the Spin-Off. These costs primarily represent costs paid to third party providers and are eliminated as they are not expected to have a continuing impact on the results of operations following the consummation of the Spin-Off and the Mergers.

(E)
Interest expense was adjusted as a result of the New Term Facility, New Revolving Credit Facility, new interest rate swaps, amended MARPA Facility, EDS Notes assumed and Vencore outstanding debt repayment.

(F)	Represents the income tax impact of the pro forma adjustments, using an estimated statutory tax rate of approximately 34% for the year ended March 31, 2018.

(G)
The weighted average common shares outstanding for basic earnings per share reflects 142,454,277 shares of the combined company to be issued to DXC shareholders, in connection with the Spin-off, and 23,258,058 shares of the combined company issued to the sellers of Vencore, in accordance with the Merger Agreement.

Adjusted EBITDA
Adjusted EBITDA is a non-GAAP measure that Perspecta uses to evaluate financial performance and measure management performance. We believe that this non-GAAP financial measure provides useful information to investors regarding our results of operations as it provides another measure of our profitability, our ability to service our debt, and is considered an important measure by financial analysts covering our industry. Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for income from operations, net income or any other measure of financial performance reported in accordance with GAAP.
Adjusted EBITDA presented below is presented as defined in Perspecta’s indebtedness agreements, with the exception of projected cost savings and synergies, which have been excluded. Our definition of such measure may differ from that of other companies.
Our non-GAAP adjustments include:

•	Restructuring - reflects costs, net of reversals, related to workforce optimization and real estate charges.

•	Debt extinguishment costs - reflects costs incurred to prepay certain historical indebtedness including debt repaid by Vencore.

•
Transaction, separation, and integration-related costs - reflects costs related to separation, integration planning, financing, and advisory fees associated with the Spin-Off and the Mergers, and other mergers and acquisitions.

•	Pension and other post-employment benefits (“OPEB”) actuarial and settlement gains and losses - reflects pension and OPEB actuarial and settlement gains and losses from mark-to-market accounting.

•	Share-based compensation - represents the share-based compensation expense recognized by USPS and Vencore.

•
NBIB adjustment - represents costs associated with hiring, training and certain other activities pursuant to a services contract between Vencore and NBIB, in connection with accelerating the recruitment and training of investigators to support the expected increase in case work pursuant such contract. For purposes of calculating Consolidated EBITDA (as defined in the New Term Facility), an adjustment of up to $25 million for these costs, on a trailing twelve month basis, is allowed pursuant to the terms of the New Term Facility.

The Separation and Distribution Agreement provides for certain cost structure protection of USPS activities identified as “corporate dedicated and corporate shared expenses” (the “USPS Corporate Expenses”), which are further described in “The Separation and Distribution Agreement and Ancillary Agreements” section of the Registration Statement. The accompanying pro forma combined non-GAAP financial measures currently do not reflect any adjustment for the anticipated reduction in the USPS Corporate Expenses, which are expected to equal the agreed upon annualized target of $116 million as calculated for (i) the most recent three-month period for which financial information is reasonably available preceding the Distribution Date and (ii) the twelve months following the Distribution Date.

PERSPECTA INC.
UNAUDITED PRO FORMA COMBINED ADJUSTED NET INCOME AND
ADJUSTED DILUTED EARNINGS PER SHARE
FOR THE FISCAL YEAR ENDED MARCH 31, 2018

Adjusted net income and adjusted diluted earnings per common share are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. A reconciliation of adjusted net income to net income (loss), the most directly comparable GAAP financial measure, is as follows. Adjusted diluted earnings per common share represents adjusted net income divided by the number of common shares outstanding on a diluted basis.

(in millions, except per share amounts)	Three Months Ended June 30, 2017	Three Months Ended September 30, 2017	Three Months Ended December 31, 2017	Three Months Ended March 31, 2018	Fiscal Year Ended March 31, 2018
Net income	$9	$29	$101	$51	$190

Restructuring	5	5	4	5	19
Debt extinguishment costs	4	—	—	—	4
Transaction, separation and integration-related costs	10	5	15	12	42
Pension and OPEB actuarial and settlement losses	—	—	28	—	28
Stock-based compensation	1	—	3	2	6
NBIB adjustment	11	9	5	—	25
Amortization of acquired intangibles	40	40	40	40	160
Total adjustments	71	59	95	59	284

Tax benefit of adjustments(a)	24	20	32	20	96
Adjusted net income	$56	$68	$164	$90	$378

Adjusted diluted earnings per common share (b)	$0.34	$0.41	$0.99	$0.54	$2.28

(a)	Represents the income tax impact of the adjustments to net income using an estimated statutory tax rate of approximately 34% for the year ended March 31, 2018.

(b)
Represents adjusted net income for each of the quarters ended June 30, 2017, September 30, 2017, December 31, 2017 and March 31, 2018, respectively, divided by the weighted-average common shares on a diluted basis of 165,712,335.